UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2016

                       CBRE GROUP, INC.
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(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
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(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

400 South Hope Street, 25th Floor, Los Angeles, California		90071
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(Address of Principal Executive Offices)		(Zip Code)

(213) 613-3333
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Registrant’s Telephone Number, Including Area Code

Not Applicable

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 2.02  Results of Operations and Financial Condition

On February 3, 2016, the Company issued a press release reporting its financial results for the three and twelve months ended December 31, 2015.  A copy of this release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also on February 3, 2016, the Company will conduct a conference call to discuss its results of operations for the three and twelve months ended December 31, 2015 and to answer any questions raised by the call’s audience. A copy of the presentation that the Company will use for this conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.  The Company has provided webcast and dial-in details for the call in the press release furnished as Exhibit 99.1 and also previously disseminated these details on January 13, 2016.

The information contained herein, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

The exhibits listed below are being furnished with this Current Report on Form 8-K:

Exhibit No.

99.1        Press Release of Financial Results for the Fourth Quarter and Full Year 2015

99.2        Conference Call Presentation for the Fourth Quarter of 2015

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2016	CBRE GROUP, INC.

By:

/s/ GIL BOROK
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Gil Borok
Deputy Chief Financial Officer and
Chief Accounting Officer